Supplemental Agreement No. 76

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 14, 2012, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Buyer and Boeing agree to correct the delivery month for one (1) Block 737-800LUV Aircraft with manufacturer serial number 35966 from October 2012 to November 2012; and

WHEREAS, Buyer and Boeing agree to swap the manufacturer serial numbers for the (2) Block 737-800LUV Aircraft with delivery month in March 2012; and

WHEREAS, Buyer and Boeing agree to document the manufacturer serial numbers for aircraft previously assigned with temporary designations “nf” and “of”.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.  To aid administration of the Purchase Agreement, the new Table of Contents includes a section for Tables, Exhibits, and Letter Agreements to the Purchase Agreement that Boeing and Buyer agree are inactive or have been deleted from the Purchase Agreement.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-76-1

2. Table 1a, “Aircraft Information Table – Block 700LUV Aircraft,” is deleted in its entirety and a new Table 1a is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Table 1b, “Aircraft Information Table – Block 800LUV Aircraft,” is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R1 is deleted in its entirety and a new Attachment A (identified by “SA-76”) is attached hereto and incorporated into the Purchase Agreement by this reference.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Cheri A. Fischer	By: /s/ Michael Van de Ven

Its: Attorney-In-Fact	Its: EVP-COO

P.A. No. 1810	SA-76-2

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-75

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-75

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-76

SA
Number

TABLE

1.	Aircraft Information Table	SA-75
1a	Aircraft Information Table – Block 700LUV Aircraft	SA-76
1b	Aircraft Information Table – Block 800LUV Aircraft	SA-76

EXHIBITS
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D	Price Adjustment Due to
Economic Fluctuations – Aircraft Price Adjustment
(July 1992 Base Price)

D-1	Price Adjustment Due to	SA-13
Economic Fluctuations – Aircraft Price Adjustment
(July 1999 Base Price)

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-75

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-76

SA
Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R3	***	SA-75

6-1162-RLL-934R5	Disclosure of Confidential	SA-75
Information

6-1162-NIW-890R1	***	SA-75

SA-39

6-1162-RLL-941R3	Other Matters	SA-75

6-1162-KJJ-054R2	Business Matters	SA-75
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-KJJ-055R1	Structural Matters
SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-JMG-669R9	***	SA-75

SA-75

SA-54

SWA-PA-1810-LA-1001315R1	***	SA-75

	Attachment A	SA-76

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R1	***	SA-75

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
Attachment – Option Aircraft Information Table

P.A. No. 1810	iii
K/SWA		SA-76

SA
Number

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886	***	SA-75

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888	***	SA-75

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700	SA-36	Inactive

P.A. No. 1810	iv
K/SWA		SA-76

Exhibits	Title	Last Updated under SA	Current Status
Block T-W-2c
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-933R21	Option Aircraft	SA-60	Deleted under SA-75
6-1162-RLL-935R1	Performance Guarantees	SA-1	Inactive
6-1162-RLL-936R4	Certain Contractual Matters	SA-4	Inactive
6-1162-RLL-937	Alternate Advance Payment Schedule		Inactive
6-1162-RLL-938	***		Inactive
6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1	Inactive
6-1162-RLL-940R1	Training Matters	SA-1	Inactive
6-1162-RLL-942	Open Configuration Matters		Inactive
6-1162-RLL-943R1	Substitution Rights	SA-6	Deleted under SA 75
6-1162-RLL-944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-76

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive

P.A. No. 1810	vi
K/SWA		SA-76

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	~~Airfram~~e Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2014	4	***	36922, 36910, 35968, 42532	***	***	***	***	***
Mar-2014	3	***	36943, 36927, 36925	***	***	***	***	***
Apr-2014	4	***	36944, 36929, 35971, 36926	***	***	***	***	***
May-2014	3	***	36946, 42533, 42534	***	***	***	***	***
Jun-2014	3	***	36968, 36949, 38804	***	***	***	***	***
Jul-2014	2	***	36951, 38805	***	***	***	***	***
Aug-2014	4	***	36928, 36952, 37019, 36729	***	***	***	***	***
Sep-2014	4	***	36954, 36733, 37042, 36930	***	***	***	***	***
Oct-2014	4	***	36957, 37034, 38806, 36934	***	***	***	***	***
Nov-2014	2	***	36971, 37043	***	***	***	***	***
Dec-2014	2	***	37037, 37045	***	***	***	***	***
Jan-2015	2	***	36899, 42535	***	***	***	***	***
Feb-2015	3	***	36901, 36722, 42536	***	***	***	***	***
Mar-2015	4	***	36902, 36936, 36727, 42537	***	***	***	***	***

SWA-PA-1810 58928-1F.TXT	Boeing Proprietary	SA-76

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price per A/P	At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2015	4	***	36649, 36652, 38815, 42538	***	***	***	***	***
May-2015	3	***	36903, 38817, 42539	***	***	***	***	***
Jun-2015	3	***	36906, 36654, 42540	***	***	***	***	***
Jul-2015	2	***	36655, 42541	***	***	***	***	***
Aug-2015	3	***	36656, 35967, 42542	***	***	***	***	***
Sep-2015	3	***	36657, 36730, 42543	***	***	***	***	***
Oct-2015	3	***	36937, 35974, 33940	***	***	***	***	***
Nov-2015	3	***	35975, 36715, 36940	***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***	***	***	***	***
Jan-2016	2	***	36650, 36735	***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***	***	***	***	***
Mar-2016	2	***	36651, 36738	***	***	***	***	***
Apr-2016	3	***	36653, 36938, 36723	***	***	***	***	***
May-2016	3	***	36658, 36939, 33937	***	***	***	***	***
Jun-2016	1	***	36916	***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942	***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728	***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530	***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813	***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531	***	***	***	***	***
Dec-2016	1	***	38816	***	***	***	***	***
Jan-2017	1	***	36970	***	***	***	***	***
Feb-2017	2	***	35970, 36969	***	***	***	***	***
Mar-2017	2	***	35972, 36972	***	***	***	***	***
Apr-2017	2	***	36736, 36974	***	***	***	***	***
May-2017	2	***	33941, 36975	***	***	***	***	***
Jun-2017	2	***	35963, 36976	***	***	***	***	***

SWA-PA-1810 58928-1F.TXT	Boeing Proprietary	SA-76

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price per A/P	At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2017	1	***	36979	***	***	***	***	***
Sep-2017	1	***	36984	***	***	***	***	***
Oct-2017	1	***	36988	***	***	***	***	***
Nov-2017	1	***	36989	***	***	***	***	***
Jan-2018	1	***	42544	***	***	***	***	***
Feb-2018	1	***	42545	***	***	***	***	***
Mar-2018	1	***	42546	***	***	***	***	***
Apr-2018	1	***	42547	***	***	***	***	***
May-2018	1	***	42548	***	***	***	***	***
Jun-2018	1	***	42549	***	***	***	***	***
Jul-2018	1	***	42550	***	***	***	***	***
Aug-2018	1	***	42551	***	***	***	***	***
Sep-2018	1	***	42552	***	***	***	***	***
Oct-2018	1	***	42553	***	***	***	***	***
Total:	127

SWA-PA-1810 58928-1F.TXT	Boeing Proprietary	SA-76

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev New
Engine Model/Thrust:	CFM56-7B26	26400 pounds		~~Airfram~~e Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***	Notes 1 & 2
Sub-Total of Aircraft Base Price and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2012	1	***	36980	Note 1 & 3	***	***	***	***	***
Mar-2012	1	***	36680	Note 2 & 3	***	***	***	***	***
Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***
May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***
Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***
Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***
Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***
Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***
Oct-2012	2	***	36687, 36997	Note 3	***	***	***	***	***
Nov-2012	4	***	37005, 37003, 35969, 35966	Note 3	***	***	***	***	***
Dec-2012	3	***	37006, 37009, 38818	Note 3	***	***	***	***	***
Jan-2013	4	***	35964, 36638, 36891, 36634		***	***	***	***	***
Feb-2013	2	***	36635, 36893		***	***	***	***	***
Mar-2013	2	***	36892, 36973		***	***	***	***	***
Apr-2013	2	***	36908, 36998		***	***	***	***	***

SWA-PA-1810 57774,57776,57777-1F.TXT	Boeing Proprietary	SA-76

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jun-2013	2	***	36895, 36896	***	***	***	***	***
Jul-2013	3	***	36897, 42521, 42385	***	***	***	***	***
Aug-2013	4	***	36898, 36905, 42522, 42523	***	***	***	***	***
Sep-2013	4	***	36907, 36911, 36933, 42524	***	***	***	***	***
Oct-2013	5	***	36912, 36914, 35973, 36935, 42525	***	***	***	***	***
Nov-2013	5	***	36915, 33939, 42526, 42527, 42528	***	***	***	***	***
Dec-2013	5	***	36917, 36919, 36731, 42529, 42530	***	***	***	***	***
Jan-2014	4	***	36920, 36909, 36732, 42531	***	***	***	***	***
Total:	73

Notes:
1) ***
2) ***
3) ***

SWA-PA-1810 57774,57776,57777-1F.TXT	Boeing Proprietary	SA-76

Attachment A to SWA-PA-1810-LA1001315R1

***

Letter Agmt SWA-PA-1810-LA-1001315R1; paragraph 3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011
6	737-800	800LUV	36983	April-12	2011
7	737-800	800LUV	36985	May-12	2011
8	737-800	800LUV	36987	May-12	2011
9	737-800	800LUV	36990	July-12	2011
10	737-800	800LUV	36992	August-12	2011
11	737-800	800LUV	36994	September-12	2011
12	737-800	800LUV	37003	November-12	2011
13	737-800	800LUV	37009	December-12	2011
14	737-800	800LUV	36973	March-13	2011
15	737-800	800LUV	36908	April-13	2011
16	737-800	800LUV	36998	April-13	2011
17	737-800	800LUV	37004	May-13	2011
18	737-800	800LUV	42521	July-13	2011
19	737-800	800LUV	42522	August-13	2011
20	737-800	800LUV	42523	August-13	2011
21	737-800	800LUV	42524	September-13	2011
22	737-800	800LUV	36933	September-13	2011
23	737-800	800LUV	42525	October-13	2011
24	737-800	800LUV	36935	October-13	2011
25	737-800	800LUV	42526	November-13	2011
26	737-800	800LUV	42527	November-13	2011
27	737-800	800LUV	42528	November-13	2011
28	737-800	800LUV	42529	December-13	2011
29	737-800	800LUV	42530	December-13	2011
30	737-800	800LUV	42531	January-14	2011
31	737-800	800LUV	36909	January-14	2011
32	737-700	700LUV	42532	February-14	2011
33	737-700	700LUV	36910	February-14	2011
34	737-700	700LUV	36927	March-14	2011
35	737-700	700LUV	36925	March-14	2011
36	737-700	700LUV	36926	April-14	2011
37	737-700	700LUV	36929	April-14	2011
38	737-700	700LUV	42533	May-14	2011
39	737-700	700LUV	42534	May-14	2011
40	737-700	700LUV	37019	August-14	2011
41	737-700	700LUV	36930	September-14	2011
42	737-700	700LUV	37042	September-14	2011
43	737-700	700LUV	36934	October-14	2011
44	737-700	700LUV	37034	October-14	2011
45	737-700	700LUV	37043	November-14	2011
46	737-700	700LUV	37045	December-14	2011
47	737-700	700LUV	37037	December-14	2011

SA-76

Attachment A to SWA-PA-1810-LA1001315R1

48	737-700	700LUV	42535	January-15	2011
49	737-700	700LUV	42536	February-15	2011
50	737-700	700LUV	42537	March-15	2011
51	737-700	700LUV	42538	April-15	2011
52	737-700	700LUV	42539	May-15	2011
53	737-700	700LUV	42540	June-15	2011
54	737-700	700LUV	42541	July-15	2011
55	737-700	700LUV	42542	August-15	2011
56	737-700	700LUV	42543	September-15	2011
57	737-700	700LUV	36940	November-15	2011
58	737-700	700LUV	36938	April-16	2011
59	737-700	700LUV	36939	May-16	2011
60	737-700	700LUV	36945	July-16	2011
61	737-700	700LUV	36977	September-16	2011
62	737-700	700LUV	36970	January-17	2011
63	737-700	700LUV	36969	February-17	2011
64	737-700	700LUV	36972	March-17	2011
65	737-700	700LUV	36974	April-17	2011
66	737-700	700LUV	36975	May-17	2011
67	737-700	700LUV	36976	June-17	2011
68	737-700	700LUV	36979	August-17	2011
69	737-700	700LUV	36984	September-17	2011
70	737-700	700LUV	36988	October-17	2011
71	737-700	700LUV	36989	November-17	2011
72	737-700	700LUV	42544	January-18	2011
73	737-700	700LUV	42545	February-18	2011
74	737-700	700LUV	42546	March-18	2011
75	737-700	700LUV	42547	April-18	2011
76	737-700	700LUV	42548	May-18	2011
77	737-700	700LUV	42549	June-18	2011
78	737-700	700LUV	42550	July-18	2011
79	737-700	700LUV	42551	August-18	2011
80	737-700	700LUV	42552	September-18	2011
81	737-700	700LUV	42553	October-18	2011
82			tbd
83			tbd
84			tbd
85			tbd
86			tbd
87			tbd
88			tbd
89			tbd
90			tbd

SA-76